UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 8, 2016

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100
The Woodlands, Texas 77381

(Address of Principal Executive Offices)

(281) 825-4500

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On June 8, 2016, the Board of Directors of Uni-Pixel, Inc. (the “Company”) held a meeting (the “Board Meeting”) where it approved the issuance of restricted stock units under the Company’s 2011 Stock Incentive Plan (the “Plan”) to officers, employees and directors of the Company for services to be provided over the next 3 years, with such restricted stock units to vest in twelve quarterly installments beginning on August 1, 2016 and ending on May 1, 2019, and for the Company to withhold shares of the stock subject to the restricted stock units at the time of vesting for the purpose of satisfying any tax withholding obligations which arise in connection with such vesting. The awards include grants to the following executives in the following amounts:

●	Jeff A. Hawthorne – 200,000 restricted stock units

●	Christine Russell – 210,000 restricted stock units

The Company has adopted a form of Restricted Stock Unit Notice of Grant and Agreement it will use for the grants of restricted stock units which were approved at the Board Meeting. The above summary of the terms of the restricted stock units is qualified in its entirety by reference to the new form of Restricted Stock Unit Notice of Grant and Agreement, which is attached hereto as Exhibit 10.1.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 8, 2016. 19,815,128 shares appeared at the Annual Meeting, representing 51.80% of the 38,251,836 shares of common stock outstanding and entitled to vote on the record date of April 22, 2016.

Proposal 1: Election of Directors

At the Annual Meeting, Jeff A. Hawthorne, James E. Doran, Sam I. Young, Ross A. Young, Anthony J. LeVecchio and Malcolm J. Thompson were elected to the Board of Directors. They will serve until the 2017 annual meeting and until their successors are duly elected and qualified.

Director	Votes For	Withheld	Broker Non-Votes
Jeff A. Hawthorne	6,231,479	198,917	13,384,732
James E. Doran	6,140,776	289,620	13,384,732
Sam I. Young	6,196,901	233,495	13,384,732
Ross A. Young	6,026,060	404,336	13,384,732
Anthony J. LeVecchio	6,222,544	207,852	13,384,732
Malcolm J. Thompson	6,160,101	270,295	13,384,732

Proposal 2: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

A non-binding vote to approve, on an advisory basis, the 2015 compensation of the Company’s named executive officers was voted on and approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,831,681	477,436	121,279	13,384,732

Proposal 3: Ratification of Independent Registered Public Account Firm

A proposal to ratify the appointment of PMB Helin Donovan as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the following vote:

Votes For	Votes Against	Abstentions
19,166,551	105,734	542,843

Proposal 4: Approval of an Amendment to the Uni-Pixel, Inc. 2011 Stock Incentive Plan

A proposal to ratify the amendment to the Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,684,861	598,674	146,861	13,384,732

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 8, 2016, at the Board Meeting, the Board of Directors approved the membership of the Audit and Compensation Committees of the Board of Directors. The directors approved Anthony J. LeVecchio to serve as chairman of the Audit Committee and Ross A. Young and Malcolm J. Thompson to serve as members of the Audit Committee. The directors also approved Ross A. Young to serve as chairman to the Compensation Committee and James E. Doran and Malcolm J. Thompson to serve as members of the Compensation Committee. All members of the Audit and Compensation Committees of the Board of Directors will serve until their successors are duly elected and qualified.

At the Board Meeting, the directors further decided to abolish the Nominating and Governance Committee of the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Form of Restricted Stock Unit Notice of Grant and Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2016	By:	/s/ Christine Russell
	Name:	Christine Russell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Notice of Grant and Agreement.